                                                                    EXHIBIT 99.1




                  [NORTHERN BORDER PARTNERS, L.P. LETTERHEAD]










NORTHERN BORDER PARTNERS, L.P.
------------------------------
REPORTS RECORD EARNINGS
-----------------------

FOR IMMEDIATE RELEASE:  Monday, February 7, 2005

       OMAHA - Northern Border Partners, L.P. (NYSE - NBP) today reported fourth quarter 2004 net income of $40.1 million or $0.80 per unit compared to net income of $30.5 million or $0.60 per unit in the fourth quarter 2003. For the full year 2004, Northern Border Partners reported net income of $144.7 million or $2.89 per unit as compared to a net loss of $88.5 million or a loss of $2.08 per unit in 2003. As reported earlier, 2003 net income reflected third-quarter non-cash charges of approximately $219 million to reflect asset and goodwill impairments in the gathering and processing segment. Full year 2003 earnings without the impairment charge would have been $130.6 million or $2.65 per unit.

       Cash flows as measured by earnings before interest, taxes, depreciation and amortization (EBITDA) increased to $100.4 million in the fourth quarter 2004 from $82.5 million in the fourth quarter of 2003. EBITDA for the full year 2004 was $366.9 million compared to $341.7 million for 2003. The impairment charges had no impact on 2003 EBITDA. Distributable cash flow (DCF) for fourth quarter 2004 was $54.3 million ($1.11 per unit) compared to $44.0 million ($0.89 per unit) in the fourth quarter 2003. DCF was $203.8 million ($4.15 per unit) for 2004 compared to $194.5 million ($4.05 per unit) for 2003.

         Results during the fourth quarter 2004 include an after-tax gain of $3.4 million from the sale of the Partnership's minority interest in the Gregg Lake/Obed Pipeline located in Alberta, Canada. The gain is reported in discontinued operations in the attached financial tables.

         Other items affecting fourth quarter 2004 results include a $1.2 million increase in net income due to a reduction in the allowance for doubtful accounts related to potential recoveries in the Enron bankruptcy. In addition, the fourth quarter 2004 net income includes $4.8 million from the reversal of a 2003 accrual related to the Partnership's potential costs of Enron's termination of its pension plans. The Partnership's potential obligation for pension plan termination costs was resolved late in 2004.

          Delivered volumes in the Partnership's interstate natural gas pipelines segment decreased slightly during fourth quarter 2004 to 283 billion cubic feet (Bcf) from 289 Bcf for the fourth quarter of 2003. Average gathering volumes increased to 1,048 million cubic feet per day (MMcf/d) during the fourth quarter 2004 compared to 998 MMcf/d for the fourth quarter 2003. Volumes on the Partnership's wholly-owned gathering systems in the Powder River Basin increased to 211 MMcf/d in the fourth quarter of 2004 from 204 MMcf/d in the fourth quarter of 2003. Processing volumes in the Williston Basin also increased to 58 MMcf/d for the fourth quarter of 2004 compared to 54 MMcf/d for the fourth quarter 2003.

         "We are pleased to report record earnings for 2004, driven by excellent performance in each of our business segments," said Bill Cordes, chairman and chief executive officer of Northern Border Partners. "In addition, 2004 was a watershed year for us, in that the relationship with Enron was brought to a close with ONEOK's purchase of their general partner interest and through the favorable resolution of a number of outstanding financial issues."

         "The management team has worked aggressively with both of our general partners to sharpen our focus on growth. With the support of these strong general partners, our strategy is to grow distributions to unitholders through both organic growth projects and strategic acquisitions," said Cordes. "2005 promises to be a challenging and exciting year for Northern Border."

         On January 21, 2005 the Partnership Policy Committee declared the Partnership's quarterly cash distribution of $0.80 per unit for the fourth quarter of 2004. The indicated annual rate is $3.20. The distribution is payable February 14, 2005 to unitholders of record on January 31, 2005.

         The Partnership also reiterated its guidance for 2005, stating that it continues to expect net income, excluding acquisitions, for 2005 to be in the range of $126 million to $131 million ($2.50 to $2.60 per unit). EBITDA in 2005 is anticipated to be approximately $345 million to $355 million. DCF for 2005 is expected to be $174 million to $182 million.

         An integral assumption underlying the Partnership's guidance for 2005 is fully recontracting Northern Border Pipeline at maximum rate levels. Northern Border Pipeline has a significant amount of capacity, approximately 800 MMcf/d, under contracts that expire by May 31, 2005. Northern Border Pipeline is aggressively marketing this capacity; however, it is possible that natural gas price differentials between Western Canada and the Midcontinent may not be great enough at certain times of the year to support maximum rate levels. Consequently, the Partnership believes a reduction in its guidance for 2005 net income and cash flow of $5 million to $10 million is possible. The impact on net income and cash flow may vary outside this range depending on actual natural gas price differentials experienced during the year.

         Northern Border Partners will host a conference call on Tuesday, February 8, 2005 at 10:00 a.m. Eastern Time to review fourth quarter and full year 2004 results and discuss 2005 guidance. This call is being web cast by CCBN and may be accessed via the Partnership's website at http://www.northernborderpartners.com.

         An audio replay of the call will be available through February 15, 2005 by dialing, toll free in the United States and Canada, 800-405-2236 and entering passcode 11021526.

         The Partnership has disclosed in this press release EBITDA and DCF amounts that are non-GAAP financial measures. Management believes EBITDA and DCF provide useful information to investors as a measure of comparability to peer companies. However, these calculations may vary from company to company, so the Partnership's computations may not be comparable to other companies'. Management further uses EBITDA to compare the financial performance of its segments and to internally manage those business segments. Fourth quarter and full year 2003 and 2004 reconciliations of EBITDA to our net income and cash flows from operating activities and computations of DCF are included in the financial information with this release. On a consolidated basis, EBITDA is reconciled to cash flows from operating activities determined under GAAP. For segment information of this press release, EBITDA is reconciled to net income rather than to cash flows from operating activities, since the Partnership does not determine segment cash flows from operating activities due to its intercompany cash management activity. Reconciliations of 2005 projected EBITDA to projected net income and computations of projected DCF are also attached to this release.

         Northern Border Partners, L.P. is a publicly traded partnership formed to own, operate and acquire a diversified portfolio of energy assets. The Partnership owns and manages natural gas pipelines and is engaged in the gathering and processing of natural gas. More information can be found at http://www.northernborderpartners.com.

This press release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Partners, L.P. believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include natural gas development in the Western Canadian Sedimentary Basin; competitive conditions in the overall natural gas and electricity markets; our ability to market pipeline capacity on favorable terms; performance of contractual obligations by the shippers; our ability to recover costs in pipeline rates relating to the settlement with the Fort Peck Tribes on rights-of-way and tax issues; prices of natural gas and natural gas liquids; the rate of development, gas quality, and competitive conditions in gas fields near the Partnership's natural gas gathering systems in the Powder River and Williston Basins and its investments in the Powder River and Wind River Basins; regulatory actions and receipt of expected regulatory clearances; regulatory actions relative to rate recovery of income tax allowances for partnerships; renewal of the coal slurry transportation contract under favorable terms and preparation for a possible temporary shutdown of the coal slurry pipeline; any costs related to changes in the systems and services currently provided to us by Enron Corp. and CrossCountry Energy and their affiliates and costs related to replacing these systems and services or transitioning them to ONEOK; actions by rating agencies; our ability to complete acquisitions or growth projects and their future performance; timely receipt of right-of-way, regulatory clearances and approval for the expansion projects; our ability to control operating costs; and conditions in the capital markets and our ability to access the capital markets.

                                     ######

                         NORTHERN BORDER PARTNERS, L.P.

                              FINANCIAL HIGHLIGHTS
                              --------------------
               (Unaudited: In Millions Except Net Income Per Unit)



                                                            FOURTH QUARTER           YEAR TO DATE
                                                           2004        2003        2004        2003
                                                         ------      ------      ------      ------
Operating Revenue                                        $156.8      $140.4      $590.4      $550.9
Income (Loss) From Continuing Operations                 $ 37.8      $ 27.2      $140.9      $(97.2)
Net Income (Loss)                                        $ 40.1      $ 30.5      $144.7      $(88.5)
Per Unit Income (Loss) From Continuing Operations        $ 0.76      $ 0.53      $ 2.81      $(2.27)
Per Unit Net Income (Loss)                               $ 0.80      $ 0.60      $ 2.89      $(2.08)
Cash Flows From Operating Activities                     $ 52.7      $ 55.4      $244.6      $224.7
EBITDA(1)                                                $100.4      $ 82.5      $366.9      $341.7
Distributable Cash Flow                                  $ 54.3      $ 44.0      $203.8      $194.5
Distributable Cash Flow Per Unit                         $ 1.11      $ 0.89      $ 4.15      $ 4.05

                        CONSOLIDATED STATEMENT OF INCOME
                        --------------------------------
               (Unaudited: In Millions Except Net Income Per Unit)

                                                                              FOURTH QUARTER                   YEAR TO DATE
                                                                           2004             2003             2004             2003
                                                                       --------         --------         --------         --------
Operating Revenue                                                      $  156.8         $  140.4         $  590.4         $  550.9
                                                                       --------         --------         --------         --------
Operating Expenses
         Product Purchases                                                 32.2             20.0            103.2             80.8
         Operations and Maintenance                                        24.4             38.0            109.8            127.1
         Depreciation and Amortization (2)                                 22.3             21.2             86.4            299.8
         Taxes Other Than Income                                            8.8              8.5             36.2             35.4
                                                                       --------         --------         --------         --------
         Total Operating Expenses                                          87.7             87.7            335.6            543.1
                                                                       --------         --------         --------         --------

Operating Income                                                           69.1             52.7            254.8              7.8

Interest Expense, Net                                                     (20.6)           (18.7)           (77.0)           (79.0)
Other Income, Net                                                           0.0             (0.2)             0.2              4.4
Equity Earnings from Investments                                            4.1              4.0             18.0             18.8
Minority Interest                                                         (13.8)           (11.0)           (50.0)           (44.5)
                                                                       --------         --------         --------         --------

Income (Loss) From Continuing Operations Before Income Taxes               38.8             26.8            146.0            (92.5)
Income Taxes                                                                1.0             (0.4)             5.1              4.7
                                                                       --------         --------         --------         --------

Income (Loss) From Continuing Operations                                   37.8             27.2            140.9            (97.2)
Discontinued Operations, net of tax                                         2.3              3.3              3.8              9.3
Cumulative Effect of Change in Accounting Principle, net of tax             0.0              0.0              0.0             (0.6)
                                                                       --------         --------         --------         --------
Net Income (Loss)                                                      $   40.1         $   30.5         $  144.7         ($  88.5)
                                                                       ========         ========         ========         ========

Per Unit Income (Loss) From Continuing Operations                      $   0.76         $   0.53         $   2.81         ($  2.27)
                                                                       ========         ========         ========         ========

Per Unit Net Income (Loss)                                             $   0.80         $   0.60         $   2.89         ($  2.08)
                                                                       ========         ========         ========         ========

Average Units Outstanding                                                  46.4             46.4             46.4             45.4
                                                                       ========         ========         ========         ========

                         NORTHERN BORDER PARTNERS, L.P.

                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                  ---------------------------------------------
                            (Unaudited: In Millions)

RECONCILIATION OF EBITDA TO NET INCOME                                              FOURTH QUARTER               YEAR TO DATE
                                                                                  2004           2003           2004           2003
                                                                              --------       --------       --------       --------
EBITDA(1)                                                                     $  100.4       $   82.5       $  366.9       $  341.7
         Minority Interest                                                       (13.8)         (11.0)         (50.0)         (44.5)
         Interest Expense, Net                                                   (20.6)         (18.7)         (77.0)         (79.0)
         Depreciation and Amortization (including amounts in Other
             Income, Net and Discontinued Operations)(2)                         (22.5)         (22.4)         (87.2)        (302.0)
         Income taxes (including amounts in Discontinued Operations)              (3.4)           0.0           (8.1)          (4.4)
         Equity AFUDC (included in Other Income, Net)                              0.0            0.1            0.1            0.3
         Cumulative Effect of Change in Accounting Principle, net of tax           0.0            0.0            0.0           (0.6)
                                                                              --------       --------       --------       --------
Net Income                                                                    $   40.1       $   30.5       $  144.7       ($  88.5)
                                                                              ========       ========       ========       ========

RECONCILIATION OF EBITDA TO CASH FLOWS FROM OPERATING ACTIVITIES

EBITDA(1)                                                                     $  100.4       $   82.5       $  366.9       $  341.7
         Interest Expense, Net                                                   (20.6)         (18.7)         (77.0)         (79.0)
         Changes in Current Assets and Liabilities                               (21.8)          (9.4)         (19.3)         (18.6)
         Equity Earnings from Investments                                         (4.1)          (4.0)         (18.0)         (18.8)
         Distributions Received from Equity Investments                            3.4            0.2           13.9           16.3
         Changes in Reserves and Deferred Credits                                  0.4            2.6           (2.7)          (5.7)
         Gain on Sale of Assets                                                   (3.2)           0.0           (6.6)          (4.9)
         Other                                                                    (1.8)           2.2          (12.6)          (6.3)
                                                                              --------       --------       --------       --------
Cash Flows From Operating Activities                                          $   52.7       $   55.4       $  244.6       $  224.7
                                                                              ========       ========       ========       ========

RECONCILIATION OF EBITDA TO DISTRIBUTABLE CASH FLOW

EBITDA(1)                                                                     $  100.4       $   82.5       $  366.9       $  341.7
         Interest Expense, Net                                                   (20.6)         (18.7)         (77.0)         (79.0)
         Maintenance Capital                                                      (8.2)          (6.4)         (21.0)         (17.4)
         Distributions to Minority Interest                                      (14.9)         (12.3)         (61.7)         (46.2)
         Other                                                                    (2.4)          (1.1)          (3.4)          (4.6)
                                                                              --------       --------       --------       --------
Distributable Cash Flow                                                       $   54.3       $   44.0       $  203.8       $  194.5
                                                                              ========       ========       ========       ========

Distributable Cash Flow Per Unit                                              $   1.11       $   0.89       $   4.15       $   4.05
                                                                              ========       ========       ========       ========

                         NORTHERN BORDER PARTNERS, L.P.

                           OTHER FINANCIAL INFORMATION
                           ---------------------------
                            (Unaudited: In Millions)

                                                                            DECEMBER 31,  DECEMBER 31,
                                                                                2004          2003
                                                                              --------      --------
SUMMARY BALANCE SHEET DATA
Total assets by segment:
         Interstate Natural Gas Pipelines                                     $1,900.6      $1,970.8
         Natural Gas Gathering and Processing                                    570.1         552.8
         Coal Slurry Pipeline                                                     18.3          21.3
         Other (assets not allocated to segments)                                 21.6          25.7
                                                                              --------      --------
              Total consolidated assets                                       $2,510.6      $2,570.6
                                                                              ========      ========

Consolidated capitalization:
         Long-term debt, including current maturities                         $1,330.4      $1,416.0
         Partners' capital                                                       780.2         795.1
         Minority interests in partners' equity                                  290.1         240.7
         Accumulated other comprehensive income                                    9.2           5.5
                                                                              --------      --------
             Total capitalization                                              2,409.9       2,457.3

Consolidated other current liabilities and reserves and deferred credits         100.7         113.3
                                                                              --------      --------

             Total liabilities and capitalization                             $2,510.6      $2,570.6
                                                                              ========      ========


                                                         FOURTH QUARTER          YEAR TO DATE
                                                         2004       2003       2004        2003
                                                       ------     ------     ------      ------
Capital Expenditures and Equity Investments(3)
         Maintenance -
             Interstate Natural Gas Pipelines          $  6.8     $  5.7     $ 15.9      $ 12.9
             Natural Gas Gathering and Processing         1.4        0.6        3.5         2.7
             Coal Slurry Pipeline                         0.0        0.1        1.6         1.8
                                                       ------     ------     ------      ------
                                                          8.2        6.4       21.0        17.4
                                                       ------     ------     ------      ------
         Growth -
             Interstate Natural Gas Pipelines             0.2        6.1        0.3       128.7
             Natural Gas Gathering and Processing        17.1        2.9       22.1         7.3
             Coal Slurry Pipeline                         0.0        0.0        0.0         0.0
                                                       ------     ------     ------      ------
                                                         17.3        9.0       22.4       136.0
                                                       ------     ------     ------      ------

         Total                                         $ 25.5     $ 15.4     $ 43.4      $153.4
                                                       ======     ======     ======      ======


(1) EBITDA is computed from (a) net income plus (b) the cumulative effect of change in accounting principle; (c) minority interest; (d) interest expense, net; (e) income taxes; and (f) depreciation and amortization less
     (g) equity AFUDC.

(2) Year to date depreciation and amortization includes an asset impairment charge of $76.0 million and a goodwill impairment charge of $143.1 million for total impairment charges of $219.1 million.

(3) Management classifies expenditures that are expected to generate additional revenues or significant operating efficiency as growth capital expenditures and equity investments. Any remaining capital expenditures are classified as maintenance.

(4) Volume information presented in operating results includes 100% of the volumes for joint ventures and equity investments as well as for wholly-owned subsidiaries.

                         NORTHERN BORDER PARTNERS, L.P.

                           SUMMARY SEGMENT INFORMATION
                           ---------------------------
                                   (Unaudited)

                                                                           FOURTH QUARTER                      YEAR TO DATE
                                                                        2004             2003             2004               2003
                                                                ------------     ------------     ------------       ------------
Interstate Natural Gas Pipelines Segment

Operating Results(4):
         Gas Delivered (MMcf)                                        283,129          288,793        1,130,634          1,110,969
         Average Throughput (MMcf/d)                                   3,159            3,218            3,166              3,147

Financial Results  (In Millions):
Operating Revenue                                               $       96.5     $       96.2     $      383.6       $      375.2
                                                                ------------     ------------     ------------       ------------
Operating Expenses
         Operations and Maintenance                                      9.2             20.0             52.7               63.6
         Depreciation and Amortization                                  17.1             17.0             67.1               65.9
         Taxes Other Than Income                                         7.9              7.9             32.8               32.9
                                                                ------------     ------------     ------------       ------------
         Total Operating Expenses                                       34.2             44.9            152.6              162.4
                                                                ------------     ------------     ------------       ------------

Operating Income                                                        62.3             51.3            231.0              212.8

Interest Expense, Net                                                  (11.8)           (11.1)           (43.9)             (47.6)
Other Income, Net                                                        0.4             (0.3)             0.8                0.5
Equity Earnings from Investments                                         0.6              0.5              1.6                2.0
                                                                ------------     ------------     ------------       ------------

Income Before Income Taxes                                              51.5             40.4            189.5              167.7
Income Taxes                                                             1.0             (0.7)             4.8                3.6
                                                                ------------     ------------     ------------       ------------

Net Income                                                              50.5             41.1            184.7              164.1
Net income to Minority Interest                                        (13.8)           (11.0)           (50.0)             (44.5)
                                                                ------------     ------------     ------------       ------------

Net Income to Northern Border Partners                          $       36.7     $       30.1     $      134.7       $      119.6
                                                                ============     ============     ============       ============

EBITDA(1)                                                       $       80.5     $       68.5     $      300.8       $      281.2
                                                                ============     ============     ============       ============
Distributions from Northern Border Pipeline:
   Paid to Northern Border Partners                             $       34.7     $       28.7     $      143.9       $      107.8
   Paid to Minority Interest                                    $       14.9     $       12.3     $       61.7       $       46.2
                                                                ------------     ------------     ------------       ------------
         Total Distributions                                    $       49.6     $       41.0     $      205.6       $      154.0
                                                                ============     ============     ============       ============


RECONCILIATION OF EBITDA TO NET INCOME

EBITDA (1)                                                      $       80.5     $       68.5     $      300.8       $      281.2
         Minority Interest                                             (13.8)           (11.0)           (50.0)             (44.5)
         Interest Expense, Net                                         (11.8)           (11.1)           (43.9)             (47.6)
         Depreciation and Amortization                                 (17.2)           (17.1)           (67.5)             (66.2)
         Income taxes                                                   (1.0)             0.7             (4.8)              (3.6)
         Equity AFUDC (included in Other Income (Expense))               0.0              0.1              0.1                0.3
                                                                ------------     ------------     ------------       ------------
Net Income                                                      $       36.7     $       30.1     $      134.7       $      119.6
                                                                ============     ============     ============       ============

                         NORTHERN BORDER PARTNERS, L.P.

                           SUMMARY SEGMENT INFORMATION
                           ---------------------------
                                   (Unaudited)

                                                          FOURTH QUARTER               YEAR TO DATE
                                                        2004           2003          2004           2003
                                                    --------       --------      --------       --------
NATURAL GAS GATHERING AND PROCESSING SEGMENT

Operating Results (4):
         Volumes (MMcf/d):
              Gathering                                1,048            998         1,022          1,037
              Processing                                  58             54            55             52

Financial Results  (In Millions):
Operating Revenue                                   $   54.6       $   38.8      $  184.7       $  154.3
                                                    --------       --------      --------       --------
Operating Expenses
         Product Purchases                              32.2           20.0         103.2           80.8
         Operations and Maintenance                      9.6           12.1          35.9           42.8
         Depreciation and Amortization (2)               3.7            3.6          14.8          232.1
         Taxes Other Than Income                         0.7            0.4           2.5            1.7
                                                    --------       --------      --------       --------
         Total Operating Expenses                       46.2           36.1         156.4          357.4
                                                    --------       --------      --------       --------

Operating Income                                         8.4            2.7          28.3         (203.1)

Interest Expense, Net                                   (0.1)          (0.1)         (0.4)          (0.6)
Other Income (Expense)                                   0.0            0.1           0.2            3.9
Equity Earnings from Investments                         3.5            3.5          16.4           16.8
                                                    --------       --------      --------       --------

Income Before Income Taxes                              11.8            6.2          44.5         (183.0)
Income Taxes                                             0.0            0.0           0.0            0.0
                                                    --------       --------      --------       --------

Net Income                                              11.8            6.2          44.5         (183.0)
                                                    ========       ========      ========       ========

EBITDA (1)                                          $   15.6       $    9.9      $   59.7       $   49.7
                                                    ========       ========      ========       ========

Distributions Received from Equity Investments      $    3.4       $    0.2      $   13.9       $   16.3
                                                    ========       ========      ========       ========


RECONCILIATION OF EBITDA TO NET INCOME

EBITDA (1)                                          $   15.6       $    9.9      $   59.7       $   49.7
         Interest Expense, Net                          (0.1)          (0.1)         (0.4)          (0.6)
         Depreciation and Amortization                  (3.7)          (3.6)        (14.8)        (232.1)
         Income taxes                                    0.0            0.0           0.0            0.0
                                                    --------       --------      --------       --------
Net Income                                          $   11.8       $    6.2      $   44.5       ($ 183.0)
                                                    ========       ========      ========       ========

                         NORTHERN BORDER PARTNERS, L.P.

                           SUMMARY SEGMENT INFORMATION
                           ---------------------------
                                   (Unaudited)

                                                                                   FOURTH QUARTER                  YEAR TO DATE
                                                                                  2004           2003           2004           2003
                                                                              --------       --------       --------       --------
COAL SLURRY PIPELINE SEGMENT

Operating Results:
         Tons of Coal Shipped (In Thousands)                                     1,306          1,296          4,652          4,451


Financial Results  (In Millions):
Operating Revenue                                                             $    5.7       $    5.4       $   22.0       $   21.4
                                                                              --------       --------       --------       --------
Operating Expenses
         Operations and Maintenance                                                3.4            3.6           13.3           13.7
         Depreciation and Amortization                                             1.5            0.6            4.5            1.9
         Taxes Other Than Income                                                   0.2            0.2            0.8            0.7
                                                                              --------       --------       --------       --------
         Total Operating Expenses                                                  5.1            4.4           18.6           16.3
                                                                              --------       --------       --------       --------

Operating Income                                                                   0.6            1.0            3.4            5.1

Other Income                                                                       0.0            0.1            0.0            0.1
                                                                              --------       --------       --------       --------

Income From Continuing Operations Before Income Taxes                              0.6            1.1            3.4            5.2
Income Taxes                                                                       0.0            0.3            0.3            1.1
                                                                              --------       --------       --------       --------

Income From Continuing Operations                                                  0.6            0.8            3.1            4.1
Cumulative Effect of Change in Accounting Principle, net of tax                    0.0            0.0            0.0           (0.4)
                                                                              --------       --------       --------       --------
Net Income                                                                    $    0.6       $    0.8       $    3.1       $    3.7
                                                                              ========       ========       ========       ========

EBITDA (1)                                                                    $    2.1       $    1.7       $    7.9       $    7.1
                                                                              ========       ========       ========       ========


RECONCILIATION OF EBITDA TO NET INCOME

EBITDA (1)                                                                    $    2.1       $    1.7       $    7.9       $    7.1
         Depreciation and Amortization                                            (1.5)          (0.6)          (4.5)          (1.9)
         Income taxes                                                              0.0           (0.3)          (0.3)          (1.1)
         Cumulative Effect of Change in Accounting Principle, net of tax           0.0            0.0            0.0           (0.4)
                                                                              --------       --------       --------       --------
Net Income                                                                    $    0.6       $    0.8       $    3.1       $    3.7
                                                                              ========       ========       ========       ========

                         NORTHERN BORDER PARTNERS, L.P.

                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                  ---------------------------------------------
                            (Unaudited: In millions)

RECONCILIATION OF EBITDA TO NET INCOME - PROJECTED 2005


                                                                Projected 2005
                                                      ------------------------------------
                                                            Low                High
                                                      ----------------    ----------------
EBITDA                                                           $345                $355
Minority Interest                                                ($48)               ($49)
Interest Expense, Net                                            ($80)               ($84)
Depreciation and Amortization Expense                            ($86)               ($87)
Income Taxes                                                      ($4)                ($5)
                                                      ================    ================

Net Income*                                                      $126                $131
                                                      ================    ================

*The reconciliation of EBITDA and Net Income does not total due to use of ranges for the various components of the reconciliation.

RECONCILIATION OF EBITDA TO DISTRIBUTABLE CASH FLOW - PROJECTED 2005

                                                                 Projected 2005
                                                       ------------------------------------
                                                             Low                High
                                                       ----------------    ----------------
EBITDA (from above)                                               $345                $355
Interest Expense, Net                                             ($80)               ($84)
Maintenance Capital                                               ($30)               ($35)
Distributions to Minority Interest                                ($56)               ($58)
Other                                                              ($2)                ($3)
                                                       ================    ================

Distributable Cash Flow**                                         $174                $182
                                                       ================    ================

Distributable Cash Flow per Unit                                 $3.50               $3.70
                                                       ================    ================

**The reconciliation of EBITDA and Distributable Cash Flow does not total due to use of ranges for the various components of the reconciliation.